UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025 (July 1, 2025)

IREN LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number: 001-41072

Australia	Not Applicable
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Level 6, 55 Market Street, Sydney, NSW 2000 Australia

(Address of principal executive offices, including zip code)

+61 2 7906 8301

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	IREN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Effective July 1, 2025, the Company is required to file periodic reports and registration statements on U.S. domestic issuer forms with the Securities and Exchange Commission, which are more detailed and extensive in certain respects, and which must be filed more promptly, than the forms available to a “foreign private issuer” as defined in Rule 405 under the Securities Act of 1933, as amended. Prior to July 1, 2025, the Company was eligible to file as a foreign private issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IREN LIMITED

By:	/s/ Daniel Roberts
Daniel Roberts
Co-Chief Executive Officer and Director

Date: July 3, 2025